UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMAZON.COM, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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www.envisionreports.com/amzn Step 1: Go to www.envisionreports.com/amzn to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/amzn • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 02ZEON + + Important Notice Regarding the Availability of Proxy Materials for the Amazon.com, Inc. Shareholder Meeting to be Held on May 22, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 8, 2019 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 2 N O T

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet, or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/amzn. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Amazon.com, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 8, 2019. Directions to the Amazon.com, Inc. 2019 annual meeting are available at www.amazon.com/ir Amazon.com, Inc. 2019 Annual Meeting . Shareholder Meeting Notice Amazon.com, Inc.’s Annual Meeting of Shareholders will be held on May 22, 2019 at Fremont Studios, 155 N. 35th Street, Seattle, Washington 98103, at 9:00 a.m., Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Company Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 1. ELECTION OF DIRECTORS Nominees: 1a. Jeffrey P. Bezos 1b. Rosalind G. Brewer 1c. Jamie S. Gorelick 1d. Daniel P. Huttenlocher 1e. Judith A. McGrath 1f. Indra K. Nooyi 1g. Jonathan J. Rubinstein 1h. Thomas O. Ryder 1i. Patricia Q. Stonesifer 1j. Wendell P. Weeks 2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 through 15. 4. SHAREHOLDER PROPOSAL REQUESTING AN ANNUAL REPORT ON MANAGEMENT OF FOOD WASTE 5. SHAREHOLDER PROPOSAL REQUESTING A REDUCTION IN THE OWNERSHIP THRESHOLD FOR CALLING SPECIAL SHAREHOLDER MEETINGS 6. SHAREHOLDER PROPOSAL REQUESTING A BAN ON GOVERNMENT USE OF CERTAIN TECHNOLOGIES 7. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON THE IMPACT OF GOVERNMENT USE OF CERTAIN TECHNOLOGIES 8. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CERTAIN PRODUCTS 9. SHAREHOLDER PROPOSAL REQUESTING AN INDEPENDENT BOARD CHAIR POLICY 10. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CERTAIN EMPLOYMENT POLICIES 11. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CLIMATE CHANGE TOPICS 12. SHAREHOLDER PROPOSAL REQUESTING A BOARD IDEOLOGY DISCLOSURE POLICY 13. SHAREHOLDER PROPOSAL REQUESTING CHANGES TO THE COMPANY’S GENDER PAY REPORTING 14. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON INTEGRATING CERTAIN METRICS INTO EXECUTIVE COMPENSATION 15. SHAREHOLDER PROPOSAL REGARDING VOTE-COUNTING PRACTICES FOR SHAREHOLDER PROPOSALS PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you, or other proof of ownership as of the record date, and government issued photo identification.